EXHIBIT 99.1

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of April 14, 2004, between Bank of America, N.A., as seller (the "Seller" or "Bank of America") and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule").

            The Purchaser intends to transfer or cause the transfer of (i) the Mortgage Loans and (ii) certain mortgage loans transferred by Bear Stearns Commercial Mortgage, Inc. ("BSCMI") to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between BSCMI and the Purchaser, to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of April 1, 2004 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, N.A., as master servicer (the "Master Servicer"), Midland Loan Services, Inc., as special servicer (the "Special Servicer"), LaSalle Bank National Association, as trustee (in such capacity, the "Trustee") and as REMIC administrator and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Registered Certificates to Banc of America Securities LLC ("Banc of America"), Bear, Stearns & Co Inc. ("BSCI"), Goldman, Sachs & Co. ("Goldman Sachs") and Wachovia Capital Markets, LLC ("Wachovia") (collectively, the "Underwriters") pursuant to an underwriting agreement, dated as of April 1, 2004 (the "Underwriting Agreement"). BACM intends to sell certain of the remaining Classes of Certificates (the "Non-Registered Certificates") to Banc of America and BSCI, as initial purchasers thereof (together the "Initial Purchasers"), pursuant to a certificate purchase agreement dated as of dated April 1, 2004 (the "Certificate Purchase Agreement"), among BACM, Banc of America and BSCI. The Registered Certificates are more fully described in the prospectus dated April 1, 2004 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated April 1, 2004 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered Certificates are more fully described in that certain private placement memorandum dated April 1, 2004 (the "Memorandum"), as each may be amended or supplemented at any time hereafter.

            The Seller will indemnify the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of April 1, 2004 (the "Indemnification Agreement"), among the Seller, the Purchaser, the Underwriters and the Initial Purchasers.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreementto Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be $774,550,956.32, which amount includes interest accrued on the Mortgage Loans on or after the Cut-off Date and which amount shall be payable on or about April 14, 2004 in immediately available funds. The Purchaser shall be entitled to all interest accrued on the Mortgage Loans on and after the Cut-off Date and all principal payments received on the Mortgage Loans after the Cut-off Date except for principal and interest payments due and payable on the Mortgage Loans on or before the Cut-off Date, which shall belong to the Seller.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans.

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the Mortgage File with respect to each of the Mortgage Loans; provided that the Purchaser hereby directs the Seller to prepare and the Seller shall prepare or cause to be prepared (or permit the Purchaser to prepare) with respect to the Mortgage Loans, the assignments of Mortgage, assignments of Assignment of Leases and UCC financing statements on Form UCC-2 or UCC-3, as applicable, from the Seller in favor of the Trustee (in such capacity) or in blank. The Seller shall at its expense, within 45 days after the Closing Date or, in the case of a Replacement Mortgage Loan, after the related date of substitution, unless recording/filing information is not available by such time for assignments solely due to recorder's office delay, in which case such submission shall be made promptly after such information does become available from the recorder's office, submit or cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment referred to in the immediately preceding sentence. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall in each such case promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and thereafter shall in each such case, at its own expense, submit the substitute or corrected documents or cause such to be submitted for recording or filing, as appropriate.

            (d) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or to its designee all of the following items:
(i) originals or copies of all financial statements, appraisals, environmental/engineering reports, leases, rent rolls and tenant estoppels in the possession or under the control of the Seller that relate to the Mortgage Loans and originals or copies of all documents, certificates and opinions in the possession or under the control of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans and that are reasonably required for the ongoing administration and servicing of the Mortgage Loans (except to the extent such items represent attorney-client privileged communications and confidential credit analysis of the client or are to be retained by a sub-servicer that will continue to act on behalf of the Purchaser or its designee); and (ii) all Escrow Payments and Reserve Funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in clauses (i) and (ii) of the preceding sentence shall be the Master Servicer.

            (e) The Seller hereby represents that it has, on behalf of the Purchaser, delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

            (f) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(e). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(e) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan.

            (g) [Reserved].

            (h) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (i) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, that the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

            (j) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available hereunder for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) The Seller is a national banking association, duly authorized, validly existing and in good standing under the laws of United States of America.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and the terms of the Pooling and Servicing Agreement; provided that if the Seller certifies in writing to the Purchaser (i) that any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the REMIC Provisions, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and
(iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation
Section 1.860G-2(f)), the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. For purposes of remediating a Material Breach or Material Document Defect with respect to any Mortgage Loan, "Resolution Extension Period" shall mean the 90-day period following the end of the applicable Initial Resolution Period.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Group are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this Section 4(c), (y) such Mortgage Loan is a Crossed-Collateralized Mortgage Loan or part of a portfolio of Mortgaged Properties (that provides that a property may be uncrossed from the other Mortgaged Properties) and (z) the applicable Material Breach or Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Crossed-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties included in such portfolio (without regard to this paragraph), then the applicable Material Breach or Material Document Defect (as the case may be) will be deemed to constitute a Material Breach or Material Document Defect (as the case may be) as to any related Crossed-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Seller shall repurchase or substitute for any related Crossed-Collateralized Mortgage Loan in the manner described above unless, in the case of a Material Breach or Material Document Defect, both of the following conditions would be satisfied if the Seller were to repurchase or substitute for only the affected Crossed-Collateralized Mortgage Loans or affected Mortgaged Properties as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph: (i) the debt service coverage ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio immediately prior to the repurchase, and (b) 1.25x and (ii) the loan-to-value ratio for any remaining Crossed-Collateralized Mortgage Loans or Mortgaged Properties is not greater than the lesser of (a) the loan-to-value ratio immediately prior to the repurchase, and (b) 75%. In the event that both of the conditions set forth in the preceding sentence would be satisfied, the Seller may elect either to repurchase or substitute for only the affected Crossed-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase or substitute for the aggregate Crossed-Collateralized Mortgage Loans or Mortgaged Properties.

            To the extent that the Seller repurchases or substitutes for an affected Cross-Collateralized Mortgage Loan or Mortgaged Property in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and the Depositor shall either uncross the repurchased Cross-Collateralized Loan or affected Mortgaged Property or, in the case of a Cross-Collateralized Loan, to forbear from enforcing any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans or Mortgaged Properties, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loans or Mortgaged Properties held by such party, then both parties shall forbear from exercising such remedies until the related Mortgage Loan documents can be modified to remove the threat of impairment as a result of the exercise of remedies. "Primary Collateral" shall mean the Mortgaged Property directly securing a Cross-Collateralized Mortgage Loan excluding, however, any Mortgage Property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of such loans.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

      If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

      The Seller's obligation to cure any Material Breach or Material Document Defect or repurchase or substitute any affected Mortgage Loan or Mortgaged Property pursuant to this Section 4(c) constitute the sole remedies available to the Purchaser in connection with a breach of any of the Seller's representations and warranties contained in Section 4(b) and it is acknowledged and agreed that those representations and warranties are being made for risk allocation purposes only.

      It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.

            The parties hereto shall cooperate with Ernst & Young LLP (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) [Reserved];

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

            (vii) Neither the Certificate Purchase Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters, and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of good standing regarding the Seller from Comptroller of the Currency, dated not earlier than 30 days prior to the Closing Date; and

            (e) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

            (f) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser, the Underwriters and the Initial Purchasers, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee, the Initial Purchasers, and each Rating Agency any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (j) One or more comfort letters from the Accountants dated the date of any preliminary Prospectus Supplement, Prospectus Supplement and Memorandum respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the preliminary Prospectus Supplement and the Prospectus Supplement and to the Purchaser and the Initial Purchasers in the case of the Memorandum stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

            SECTION 9. Costs.

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina 28255, Attention:
David Gertner, telecopy number: (704) 386-1094, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bank of America, N.A., 214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina 28255, Attention: Stephen Hogue, or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.

            THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, PURSUANT TO WHICH THE PARTIES HERETO HAVE CHOSEN THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW OF THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 21. Waiver of Trial by Jury.

            THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 22. Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

      IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                        BANK OF AMERICA, N.A.



                                        By: /s/ Stephen Hogue
                                           ------------------------------------
                                           Name:  Stephen Hogue
                                           Title: Principal



                                        BANC OF AMERICA COMMERCIAL MORTGAGE
                                        INC.



                                        By: /s/ Manish Parwani
                                           -------------------------------------
                                           Name:  Manish Parwani
                                           Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

Sequence      Loan
 Number      Number        Originator                    Property Name
----------------------------------------------------------------------------------------------------
    1         57797     Bank of America     Sunterra Apartments
    3         57799     Bank of America     Overlook Apartments
    21        57563     Bank of America     Brookview Court Apartments
    23        57995     Bank of America     Prince Kuhio Plaza
    24        57746     Bank of America     Springfield Plaza Shopping Center
    29        57575     Bank of America     Tawa Irvine Plaza
   30.1       57748     Bank of America     970 Farmington Avenue
   30.2       57748     Bank of America     27-43 LaSalle Road
   30.3       57748     Bank of America     1253 New Britain Avenue
   30.4       57748     Bank of America     967 Farmington Avenue
    30        57748     Bank of America     West Hartford Portfolio (Roll Up)
   31.1       57720     Bank of America     Colony Mill Marketplace
   31.2       57720     Bank of America     Center at Keene
    31        57720     Bank of America     Colony Mill Marketplace and Center at Keene (Roll Up)
    32        57380     Bank of America     Dickson City Commons
    33        57765     Bank of America     Bouquet Canyon Plaza
    37        57786     Bank of America     Timpany Plaza
    41        57768     Bank of America     Dewey & Madison Market Place
    42        57607     Bank of America     Alton Corners Shopping Center
    43        57707     Bank of America     Bellevue Place Shopping Center
    44        57706     Bank of America     Spring Mall Shopping Center
    48        57742     Bank of America     Woodford Square Shopping Center
    51        57774     Bank of America     Citrus Park Shops
    52        57749     Bank of America     Walgreens - Bluffton, IN
    55        57698     Bank of America     PPG Place
    57        57770     Bank of America     104 West 40th Street
    59        57580     Bank of America     1995 Broadway
    60        57718     Bank of America     Paradise Valley Corporate Center
    61        57526     Bank of America     The Forbes Building
    62        57469     Bank of America     Cargill Office Building
    65        57945     Bank of America     Lakeside III
    66        57777     Bank of America     Enea Square
    67        57443     Bank of America     DeVry Institute
    68        57767     Bank of America     Galleria at Red Bank
    69        57909     Bank of America     4040 North Central Expressway
    70        57691     Bank of America     Federal Way Building II
    71        57011     Bank of America     River Park One
    72        57573     Bank of America     Cross Street Medical Building
    73        55600     Bank of America     Nextel Office Building - Bremerton, WA
   74.1       57524     Bank of America     Clayton Tower
   74.2       57524     Bank of America     Town & Country
   74.3       57524     Bank of America     The Plaza
    74        57524     Bank of America     Mehlman/Kaplan Office Portfolio (Roll Up)
    75        56659     Bank of America     Atrium Memorial Professional Building
    76        57421     Bank of America     Opera Block
    78        57427     Bank of America     Southport Business Park
    79        57660     Bank of America     MHC Portfolio - Waterford Estates
    80        57678     Bank of America     MHC Portfolio - Lake Fairways Country Club
    81        57663     Bank of America     MHC Portfolio - The Meadows at Countrywood
    82        57662     Bank of America     MHC Portfolio - The Lakes at Countrywood
    84        57659     Bank of America     MHC Portfolio - Sweetbriar
    85        57687     Bank of America     The Store Room
    86        57551     Bank of America     Best Florida Mini Storage
    87        57689     Bank of America     A-1 Paramount Self Storage
    88        57740     Bank of America     Storgard Self Storage and RV
    90        57688     Bank of America     A-1 La Habra Self Storage
    91        57717     Bank of America     Access Self Storage

Sequence                                                                                             Mortgage
 Number                Street Address                                City       State  Zip Code      Rate (%)     AmortizationBasis
------------------------------------------------------------------------------------------------------------------------------------
    1     3851 Sherbourne Drive                               Oceanside          CA      92056        4.840%            ACT/360
    3     4934 Woodstone Drive                                San Antonio        TX      78230        5.131%            ACT/360
    21    3 Brookview Drive                                   Rotterdam          NY      12306        5.410%            ACT/360
    23    111 East Puainako Street                            Hilo               HI      96720        3.452%            ACT/360
    24    1225-1395 Liberty Street                            Springfield        MA      01104        5.912%            ACT/360
    29    5392-5414 Walnut Avenue                             Irvine             CA      92604        5.770%            ACT/360
   30.1   970 Farmington Avenue                               West Hartford      CT      06107
   30.2   27-43 LaSalle Road                                  West Hartford      CT      06107
   30.3   1253 New Britain Avenue                             West Hartford      CT      06107
   30.4   967 Farmington Avenue                               West Hartford      CT      06107
    30    Various                                             West Hartford      CT      06107        5.670%            ACT/360
   31.1   222 West Street                                     Keene              NH      03431
   31.2   149 Emerald Street                                  Keene              NH      03431
    31    Various                                             Keene              NH      03431        6.070%            ACT/360
    32    1118 Commerce Boulevard                             Dickson City       PA      18519        6.010%            ACT/360
    33    26501 Bouquet Canyon Road                           Santa Clarita      CA      91350        5.760%            ACT/360
    37    360 Timpany Boulevard                               Gardner            MA      01440        6.083%            ACT/360
    41    5410 & 5540 Dewey Drive                             Fair Oaks          CA      95628        5.410%            ACT/360
    42    309-319 Homer Adams Parkway                         Alton              IL      62002        6.065%            ACT/360
    43    7657 Highway 70 South                               Bellevue           TN      37221        5.130%            30/360
    44    6717 Spring Mall Drive                              Springfield        VA      22150        4.660%            30/360
    48    701 North Battlefield Boulevard                     Chesapeake         VA      23320        5.300%            ACT/360
    51    6160-6182 Gunn Highway                              Tampa              FL      33625        5.960%            ACT/360
    52    1975 North Main Street                              Bluffton           IN      46714        6.000%            ACT/360
    55    One-Six PPG Place                                   Pittsburgh         PA      15222        5.343%            ACT/360
    57    104 West 40th Street                                New York           NY      10018        5.684%            ACT/360
    59    1995 Broadway                                       New York           NY      10023        5.830%            ACT/360
    60    4835 East Cactus Road                               Phoenix            AZ      85254        5.790%            ACT/360
    61    60 Fifth Avenue                                     New York           NY      10011        5.883%            ACT/360
    62    12700 Whitewater Drive                              Minnetonka         MN      55343        5.470%            ACT/360
    65    21355 Ridgetop Circle                               Dulles             VA      20166        5.730%            ACT/360
    66    1450, 1465 & 1470 Enea Circle and 1485 Enea Court   Concord            CA      94520        5.750%            ACT/360
    67    4000 Millenia Boulevard                             Orlando            FL      32839        5.280%            ACT/360
    68    2-40 Bridge Ave.                                    Red Bank           NJ      07701        5.360%            ACT/360
    69    4040 North Central Expressway                       Dallas             TX      75204        5.773%            ACT/360
    70    3455 South 344th Way                                Federal Way        WA      98001        5.446%            ACT/360
    71    10653 South River Front Parkway                     South Jordan       UT      84095        5.770%            ACT/360
    72    40 Cross Street                                     Norwalk            CT      06851        5.670%            ACT/360
    73    6455 State Highway 303                              Bremerton          WA      98311        6.090%            ACT/360
   74.1   7751 Carondelet Avenue                              Clayton            MO      63105
   74.2   7745 Carondelet Avenue                              Clayton            MO      63105
   74.3   7755 Carondelet Avenue                              Clayton            MO      63105
    74    7745, 7751 and 7755 Carondelet Avenue               Clayton            MO      63105        5.390%            ACT/360
    75    1949 Gunbarrel Road                                 Chattanooga        TN      37421        6.000%            ACT/360
    76    18-72 Hanover Street                                Manchester         NH      03101        5.700%            ACT/360
    78    2928, 2934 and 2940 Ramco Street                    West Sacramento    CA      95691        5.875%            ACT/360
    79    205 Joan Drive                                      Bear               DE      19701        6.327%            ACT/360
    80    19371 Tamiami Trail                                 North Fort Myers   FL      33903        6.327%            ACT/360
    81    723 West Sam Allen Road                             Plant City         FL      33565        5.715%            ACT/360
    82    606 East Sam Allen Road                             Plant City         FL      33565        5.715%            ACT/360
    84    Sweetbriar Road, Country Road 261                   Lewes              DE      19958        6.327%            ACT/360
    85    747 NE Third Avenue                                 Fort Lauderdale    FL      33304        5.980%            ACT/360
    86    2290 NW 19th Street                                 Fort Lauderdale    FL      33311        6.010%            ACT/360
    87    14908 Downey Avenue                                 Paramount          CA      90723        5.777%            ACT/360
    88    1200 North Benson Avenue                            Upland             CA      91786        5.390%            ACT/360
    90    420 East Lambert Road                               La Habra           CA      90631        5.930%            ACT/360
    91    4345 South Street                                   Titusville         FL      32780        6.050%            ACT/360

Sequence     Original        Cut-off          Stated Maturity          Stated                    Monthly      Administrative
 Number      Balance         Balance              (months)          Maturity Date   Due Date     Payment         Fee Rate
------------------------------------------------------------------------------------------------------------------------------------
    1      $20,000,000     $19,977,938              59                3/1/2009         1st       $105,417          0.122%
    3       12,400,000      12,400,000              83                3/1/2011         1st        67,562           0.122%
    21      1,675,000       1,667,998               116               12/1/2013        1st         9,416           0.122%
    23      42,000,000      42,000,000              60                4/1/2009         1st        187,475          0.062%
    24      26,000,000      25,924,931              117               1/1/2014         1st        154,415          0.122%
    29      16,000,000      15,884,422              115               11/1/2013        1st        100,850          0.122%
   30.1     5,538,462       5,538,462
   30.2     2,846,154       2,846,154
   30.3     2,846,154       2,846,154
   30.4     1,769,231       1,769,231
    30      13,000,000      13,000,000              57                1/1/2009         1st        78,877           0.122%
   31.1     7,077,778       7,052,166
   31.2     5,522,222       5,502,240
    31      12,600,000      12,554,406              116               12/1/2013        1st        76,111           0.122%
    32      12,000,000      11,976,081              118               2/1/2014         1st        72,023           0.122%
    33      12,000,000      11,964,232              117               1/1/2014         1st        70,105           0.122%
    37      8,900,000       8,875,216               117               1/1/2014         1st        53,836           0.122%
    41      7,000,000       6,993,259               119               3/1/2014         1st        39,351           0.122%
    42      6,200,000       6,177,540               116               12/1/2013        1st        37,432           0.122%
    43      5,985,000       5,985,000               116               12/1/2013        1st           0             0.122%
    44      5,765,000       5,765,000               80                12/1/2010        1st           0             0.122%
    48      3,920,000       3,916,123               119               3/1/2014         1st        21,768           0.122%
    51      3,000,000       2,993,963               118               2/1/2014         1st        17,909           0.122%
    52      2,800,000       2,797,679               119               3/1/2014         1st        16,787           0.122%
    55     116,000,000     115,704,055              81                1/1/2011         1st        624,479          0.042%
    57      36,500,000      36,467,173              119               3/1/2014         1st        211,472          0.122%
    59      28,000,000      27,917,752              117               1/1/2014         1st        164,826          0.122%
    60      24,750,000      24,654,705              80                12/1/2010        1st        145,064          0.122%
    61      21,000,000      21,000,000              114               10/1/2013        1st        127,624          0.122%
    62      18,000,000      18,000,000              53                9/1/2008         1st           0             0.122%
    65      15,120,000      15,106,560              119               3/1/2014         1st        88,044           0.122%
    66      12,900,000      12,872,986              118               2/1/2014         1st        75,281           0.122%
    67      11,450,000      11,362,451              137               9/1/2015         1st        63,440           0.122%
    68      10,500,000      10,476,341              118               2/1/2014         1st        58,699           0.072%
    69      10,000,000      9,979,150               118               2/1/2014         1st        58,503           0.122%
    70      9,900,000       9,900,000               115               11/1/2013        1st        55,876           0.122%
    71      8,500,000       8,467,129               116               12/1/2013        1st        49,712           0.122%
    72      8,000,000       7,975,704               117               1/1/2014         1st        46,280           0.122%
    73      6,800,000       6,781,092               144               4/1/2016         1st        41,164           0.122%
   74.1     3,672,924       3,653,325
   74.2     1,047,308       1,041,720
   74.3      779,768         775,607
    74      5,500,000       5,470,652               55                11/1/2008        1st        30,850           0.122%
    75      5,250,000       5,220,907               114               10/1/2013        1st        31,476           0.122%
    76      3,840,000       3,820,795               115               11/1/2013        1st        22,287           0.122%
    78      7,350,000       7,328,613               117               1/1/2014         1st        43,478           0.122%
    79      30,953,930      30,953,930              139               11/1/2015        1st        192,142          0.122%
    80      30,460,183      30,460,183              139               11/1/2015        1st        189,077          0.122%
    81      18,292,718      18,292,718              79                11/1/2010        1st        106,345          0.122%
    82      9,722,325       9,722,325               79                11/1/2010        1st        56,521           0.122%
    84      3,040,000       3,040,000               139               11/1/2015        1st        18,870           0.122%
    85      7,250,000       7,215,840               115               11/1/2013        1st        43,374           0.122%
    86      5,512,000       5,491,785               116               12/1/2013        1st        33,083           0.122%
    87      4,840,000       4,812,445               116               12/1/2013        1st        30,526           0.122%
    88      4,500,000       4,479,200               57                1/1/2009         1st        27,339           0.082%
    90      3,825,000       3,803,788               116               12/1/2013        1st        24,481           0.122%
    91      3,100,000       3,091,307               117               1/1/2014         1st        18,686           0.122%

           Primary     Master                                           Original
Sequence  Servicing   Servicing                                        Amortization                Grace
 Number    Fee Rate    Fee Rate    Ownership Interest    Crossed        (months)     ARD Loan     Period
------------------------------------------------------------------------------------------------------------
    1       0.100%      0.120%         Fee Simple           No             360          No          10
    3       0.100%      0.120%         Fee Simple           No             360          No          10
    21      0.100%      0.120%         Fee Simple           No             360          No          10
    23      0.040%      0.060%         Leasehold            No             360          No          10
    24      0.100%      0.120%         Fee Simple           No             360          No          10
    29      0.100%      0.120%         Fee Simple           No             300          No          10
   30.1                                Fee Simple           No
   30.2                                Fee Simple           No
   30.3                                Fee Simple           No
   30.4                                Fee Simple           No
    30      0.100%      0.120%         Fee Simple           No             320          No          10
   31.1                                Fee Simple           No
   31.2                                Fee Simple           No
    31      0.100%      0.120%         Fee Simple           No             360          No          10
    32      0.100%      0.120%         Fee Simple           No             360          No          10
    33      0.100%      0.120%         Fee Simple           No             360          No          10
    37      0.100%      0.120%         Fee Simple           No             360          No          10
    41      0.100%      0.120%         Fee Simple           No             360          No          10
    42      0.100%      0.120%         Fee Simple           No             360          No          10
    43      0.100%      0.120%         Fee Simple           No              0           No          10
    44      0.100%      0.120%         Fee Simple           No              0           No          10
    48      0.100%      0.120%         Fee Simple           No             360          No          10
    51      0.100%      0.120%         Fee Simple           No             360          No          10
    52      0.100%      0.120%         Fee Simple           No             360          No          10
    55      0.020%      0.040%         Fee Simple           No             360          No           0
    57      0.100%      0.120%         Fee Simple           No             360          No           5
    59      0.100%      0.120%         Fee Simple           No             360          No          10
    60      0.100%      0.120%         Fee Simple           No             360          No          10
    61      0.100%      0.120%         Fee Simple           No             336          No          10
    62      0.100%      0.120%         Fee Simple           No              0           No          10
    65      0.100%      0.120%         Fee Simple           No             360          No          10
    66      0.100%      0.120%         Fee Simple           No             360          No          10
    67      0.100%      0.120%         Fee Simple           No             360          No          10
    68      0.050%      0.070%         Leasehold            No             360          No          10
    69      0.100%      0.120%         Fee Simple           No             360          No          10
    70      0.100%      0.120%         Fee Simple           No             360          No          10
    71      0.100%      0.120%         Fee Simple           No             360          No          10
    72      0.100%      0.120%         Fee Simple           No             360          No          10
    73      0.100%      0.120%         Fee Simple           No             360          No          10
   74.1                                Fee Simple           No
   74.2                                Fee Simple           No
   74.3                                Fee Simple           No
    74      0.100%      0.120%         Fee Simple           No             360          No          10
    75      0.100%      0.120%         Fee Simple           No             360          No          10
    76      0.100%      0.120%         Fee Simple           No             360          No          10
    78      0.100%      0.120%         Fee Simple           No             360          No          10
    79      0.100%      0.120%         Fee Simple           No             360          No          10
    80      0.100%      0.120%         Fee Simple           No             360          No          10
    81      0.100%      0.120%         Fee Simple    Yes(BACM 04-2-A)      360          No          10
    82      0.100%      0.120%         Fee Simple    Yes(BACM 04-2-A)      360          No          10
    84      0.100%      0.120%         Fee Simple           No             360          No          10
    85      0.100%      0.120%         Fee Simple           No             360          No          10
    86      0.100%      0.120%         Fee Simple           No             360          No          10
    87      0.100%      0.120%         Fee Simple           No             300          No          10
    88      0.060%      0.080%         Fee Simple           No             300          No          10
    90      0.100%      0.120%         Fee Simple           No             300          No          10
    91      0.100%      0.120%         Fee Simple           No             360          No          10

                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


        Representations and Warranties with respect to the Mortgage Loans

                  For purposes of this Schedule II, the phrase "the Seller's knowledge" and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller regarding the matters referred to, in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except as expressly set forth herein).

                  Unless otherwise specified in the exceptions to the representations and warranties attached hereto, the Seller hereby represents and warrants that, as of the date specified below or, if no such date is specified, as of the Closing Date and subject to Section 19 of this Agreement:

                  1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing Agreement) and correct in all material respects as of the date of this Agreement and as of the respective Due Dates for the Mortgage Loans in April 2004.

                  2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances. Subject to the completion of all missing information (including, without limitation, the names of assignees and endorsees and missing recording information) in all instruments of transfer or assignment and endorsements, and the completion of all recording and filing contemplated hereby and by the Pooling and Servicing Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

                  3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in April 2004, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in April 2004.

                  4. Lien; Valid Assignment. Based on the related lender's title insurance policy (or, if not yet issued, a pro forma title policy or a "marked-up" commitment), the Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for: (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (d) other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Seller did not require to be subordinated to the lien of such Mortgage and which do not materially interfere with the security intended to be provided by such Mortgage; and (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group (the foregoing items (a) through (f) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee.

                  5. Assignment of Leases and Rents. The Assignment of Leases, if any, related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid and binding assignment of such Assignment of Leases from the relevant assignor to the Trustee.

                  6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File: (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded; (b) the related Mortgaged Property has not been released from the lien of such Mortgage; and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

                  7. Casualty; Condemnation; Encroachments. In the case of each Mortgage Loan, except as set forth in an engineering report prepared in connection with the origination of such Mortgage Loan and included in the Servicing File, the related Mortgaged Property is: (a) free and clear of any damage caused by fire or other casualty which would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds or insurance coverage exists reasonably estimated to be sufficient to effect the necessary repairs and maintenance), and (b) not the subject of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

                  8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy or a "marked up" commitment) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the exceptions stated therein. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. To the Seller's knowledge, no holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, and (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

                  9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

                  10. Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

                  11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

                  12. Environmental Conditions. With respect to each Mortgaged Property securing a Mortgage Loan: (a) an environmental site assessment, an environmental site assessment update or a transaction screen was performed in connection with the origination of such Mortgage Loan; (b) a report of each such assessment, update or screen, if any (an "Environmental Report"), is included in the Servicing File; and (c) either: (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true: (A) the related Borrower was required to provide additional security and/or to obtain an operations and maintenance plan, (B) the related Borrower provided a "no further action" letter or other evidence acceptable to the Seller, in its sole discretion, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, (D) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 10% of the outstanding principal balance of the related Mortgage Loan and (b) two million dollars, (E) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (F) the related Borrower or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions that were recommended in the environmental site assessment, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions; (H) a responsible party provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation; or (I) a party or parties unrelated to the related Borrower has been identified as the responsible party for such circumstances or conditions and the Borrower is not a responsible party for such circumstances or conditions. To the Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage or another loan document for each Mortgage Loan encumbering the Mortgaged Property requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

                  13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (a) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (a) and (b)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. To the Seller's knowledge, there is no valid defense, counterclaim or right of offset or rescission available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby.

                  14. Insurance. Except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage greater than or equal to gross rentals for at least 12 months. Notwithstanding the foregoing, with respect to Loan No. 57698 (PPG Place), the Mortgaged Property has business interruption insurance or rental loss insurance providing for coverage greater than or equal to gross rentals for at least 18 months. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without thirty (30) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450 or 475-year look back with a 10% probability of exceedance in a 50-year period, at origination for such Mortgaged Property or
(ii) the improvements for the Mortgaged Property are insured against earthquake damage. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. With respect to each Mortgage Loan that has a principal balance as of origination date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to the Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). At origination, the Seller received evidence that each Mortgaged Property was insured by a commercial general liability policy in an amount not less than $1,000,000 per occurrence. Under each insurance policy either (A) the Seller is named as mortgagee under a standard mortgagee clause or (B) the Seller is named as an additional insured or loss payee, and in each case is entitled to receive thirty (30) days' prior notice as holder of the Mortgage of termination or cancellation.

                  15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

                  16. Borrower Bankruptcy. To the Seller's knowledge, no Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

                  17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report, an endorsement to the related Title Policy, or a representation of the related Borrower at the time of origination of the subject Mortgage Loan, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan).

                  18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then: (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; (b) Based on the related Title Policy (or, if not yet issued, a pro forma title policy or a "marked up" commitment), the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances; (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid; (d) The Seller has not received, as of the Closing Date, actual notice that such Ground Lease is not in full force and effect or that any material default has occurred under such Ground Lease; (e) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan. Furthermore, such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease; (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease; (g) Such Ground Lease, together with extension options that are exercisable by the Borrower or by the lender upon its taking possession of the Borrower's leasehold interest, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan; (h) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of any default or as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground Lease following notice thereof from the lessor; (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon; (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan; and (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

                  19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a) (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2)).

                  20. Advancement of Funds. The Seller has not advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

                  21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment..

                  22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Borrower to pay principal, interest or any other amounts due under such Mortgage Loan.

                  23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage.

                  24. No Mechanics' Liens. To the Seller's knowledge, (a) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (b) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

                  25. Compliance with Usury Laws. As of its date of origination, each Mortgage Loan complied with, or was exempt from, all applicable usury laws.

                  26. Licenses and Permits. As of the date of origination of each Mortgage Loan and based on any of: (a) a letter from governmental authorities, (b) a legal opinion, (c) an endorsement to the related Title Policy, (d) a representation of the related borrower at the time of origination of such Mortgage Loan, (e) a zoning report from a zoning consultant, or (f) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

                  27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool.

                  28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full of all amounts due under the related Mortgage Loan or (b) delivery of U.S. Treasury securities in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements or (b) the payment of a release price and, if required by the related Mortgage Loan documents, prepayment consideration in connection therewith; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan. None of the release provisions in any Mortgage Loan if exercised would render such Mortgage Loan an "unqualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

                  29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (a) no earlier than two years following the Closing Date and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations
Section 1.860G-2(a)(8)(i).

                  30. Defeasance Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Borrower is responsible for the payment of all reasonable costs and expenses incurred by the related mortgagee.

                  31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

                  32. Inspection. In connection with the origination of each Mortgage Loan, the related originator inspected, or caused the inspection of, the related Mortgaged Property.

                  33. No Material Default. There exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule II or by the exceptions set forth on Schedule IIA.

                  34. Due-on-Sale. Subject to exceptions set forth in the related Mortgage, the Mortgage for each Mortgage Loan contains a "due-on-sale" clause that provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder, the Mortgaged Property subject to such Mortgage, or any controlling interest in the related Borrower, is directly or indirectly transferred or sold.

                  35. Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance of $25,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity separate and apart from any other person.

                  36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

                  37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots which shall be effective for the next tax year.

                  38. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then the Seller has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property to the extent that the failure to deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

                  39. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

                  40. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Borrower, in some cases at the request of the lender, to provide the holder of such Mortgage Loan at least annually with operating statements and, if there is more than one tenant, rent rolls for the related Mortgaged Property and/or financial statements of the related Borrower.

                  41. Servicing Rights. Except as otherwise contemplated in this Agreement (or in the Agreement to Appointment of Servicer dated as of the Cut-off Date between the Seller and the Master Servicer), no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

                  42. Recourse. The related Mortgage Loan documents contain standard provisions providing for recourse against the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower for damages sustained in connection with the Borrower's fraud, material misrepresentation (or, alternatively, intentional) or misappropriation of any tenant security deposits, rent, insurance proceeds or condemnation proceeds. The related Mortgage Loan documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

                  43. Assignment of Collateral. All of the Seller's interest in any material collateral securing any Mortgage Loan has been assigned to the Purchaser.

                  44. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

                  45. Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America.

                  46. Servicing and Collection. The servicing of the Mortgage Loans by the Seller or a sub-servicer retained by the Seller is legal, proper and prudent in all material respects.

                  47. Escrows. As of the date of origination, all escrow deposits and payments relating to a Mortgage Loan were under the control of the originator and all amounts required to be deposited by each Borrower were deposited.

                  48. UCC Financing Statements. UCC Financing Statements have been filed and/or recoded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property) to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). An assignment of each such UCC Financing Statement relating to the Mortgage Loan has been completed or will be prepared in which such Financing Statement was filed. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

                  49. Appraisal. The appraisal obtained in connection with the origination of each Mortgage Loan satisfied, based solely upon the related appraiser's representation in the related appraisal or in a related supplemental letter, the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended).

                  50. Legal Compliance - Origination, Funding and Servicing. As of the date of its origination and to the Seller's knowledge as of the Cut-off Date, each Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination, funding and servicing of such Mortgage Loan.

                                                       Schedule IIA

                                                     REPRESENTATION 4

                                                  Lien; Valid Assignment.

------------------------------------------------------------ ---------------------------------------------------------

PPG Place (57698)                                            Schedule B to the title policy identifies certain
                                                             encroachments, however the title policy insures the
                                                             related borrower against losses resulting from "any
                                                             final court order or judgment requiring the removal
                                                             from any land adjoining the land of any encroachment
                                                             excepted in Schedule B."
------------------------------------------------------------ ---------------------------------------------------------

MHC Portfolio - Lake Fairways Country Club (57678)           The assignment of Mortgage and/or assignment of
                                                             Assignment of Leases has been recorded in the name of
MHC Portfolio - Sweetbriar (57659)                           Mortgage Electronic Registration Systems, Inc. ("MERS")
                                                             or its designee, no assignment of Mortgage and/or
MHC Portfolio - The Meadows at Countrywood (57663)           assignment of Assignment of Leases in favor of the
                                                             Trustee will be required to be prepared or delivered
MHC Portfolio - Waterford Estates (57660)                    and instead, the Seller shall take all actions as are
                                                             necessary to cause the Trust to be shown as the owner
MHC Portfolio - The Lakes at Countrywood (57662)             of the related Mortgage Loan on the records of MERS for
                                                             purposes of the system of recording transfers of
                                                             beneficial ownership of mortgages maintained by MERS.
------------------------------------------------------------ ---------------------------------------------------------

                                                    REPRESENTATION 5

                                             Assignment of Leases and Rents.
                                             -------------------------------

------------------------------------------------------------ ---------------------------------------------------------

MHC Portfolio - Lake Fairways Country Club (57678)           The assignment of Mortgage and/or  assignment of
                                                             Assignment of Leases has been recorded in the name of
MHC Portfolio - Sweetbriar (57659)                           Mortgage Electronic Registration Systems, Inc. ("MERS")
                                                             or its designee, no assignment of Mortgage and/or
MHC Portfolio - The Meadows at Countrywood (57663)           assignment of Assignment of Leases in favor of the
                                                             Trustee will be required to be prepared or delivered
MHC Portfolio - Waterford Estates (57660)                    and instead, the Seller shall take all actions as are
                                                             necessary to cause the Trust to be shown as the owner
MHC Portfolio - The Lakes at Countrywood (57662)             of the related Mortgage Loan on the records of MERS for
                                                             purposes of the system of recording transfers of
                                                             beneficial ownership of mortgages maintained by MERS.
------------------------------------------------------------ ---------------------------------------------------------

                                                   REPRESENTATION 12

                                               Environmental Conditions.

------------------------------------------------------------ ---------------------------------------------------------

Colony Mill Marketplace and Center at Keene (57720)          The loan documents require that within one hundred
                                                             thirty-five (135) days of the closing of the Mortgage
                                                             Loan, the related borrower shall provide the mortgagee
                                                             with evidence that a remedial action plan, if any, and
                                                             a groundwater management permit have been approved and
                                                             issued by the New Hampshire Department of Environmental
                                                             Services (the "NHDES") NHDES in connection with the
                                                             Mortgaged Property.   Under the loan documents, if the
                                                             related borrower fails to provide such evidence,
                                                             certain funds shall remain on deposit in the
                                                             Environmental Requirement Reserve Account (defined in
                                                             the Loan Agreement) as additional collateral for the
                                                             remaining term of the Mortgage Loan.  Under the loan
                                                             documents, if the estimated costs of the groundwater
                                                             management permit exceed $2,000 per year, the related
                                                             borrower shall promptly provide the additional amounts
                                                             in order to comply with the groundwater management
                                                             permit.  Under the loan documents, the related borrower
                                                             principal agrees (x) to be jointly and severally liable
                                                             with the related borrower for all of the additional
                                                             costs, if any, and (y) to comply with the remedial
                                                             action plan.
------------------------------------------------------------ ---------------------------------------------------------

                                                     REPRESENTATION 14

                                                         Insurance.

------------------------------------------------------------ ---------------------------------------------------------

MHC Portfolio - Lake Fairways Country Club (57678)           The insurance provisions explicitly exclude terrorism
                                                             coverage.  The related borrower is to fund a terrorism
MHC Portfolio - Sweetbriar (57659)                           reserve account with an amount equal to three (3)
                                                             months of loan payments, which requirement is triggered
MHC Portfolio - The Meadows at Countrywood (57663)           upon the occurrence of a terrorist act in which the
                                                             property is involved.
MHC Portfolio - Waterford Estates (57660)

MHC Portfolio - The Lakes at Countrywood (57662)
------------------------------------------------------------ ---------------------------------------------------------

                                                     REPRESENTATION 17

                                                   Local Law Compliance.

------------------------------------------------------------ ---------------------------------------------------------

1995 Broadway (57580)                                        The post closing agreement provides that the related
                                                             borrower shall cure certain fire code and local
                                                             ordinance violations within 90 days of December 4,
                                                             2003.  There is no evidence that this obligation has
                                                             been fulfilled as of yet.
------------------------------------------------------------ ---------------------------------------------------------

                                                     REPRESENTATION 18

                                                   Leasehold Estate Only.

------------------------------------------------------------ ---------------------------------------------------------

Prince Kuhio (57995)                                         The related Ground Lease does not require the lessor to
                                                             enter into a new lease with a mortgagee upon
                                                             termination of such Ground Lease for any reason,
                                                             including as a result of a rejection of such Ground
                                                             Lease in a bankruptcy proceeding involving the related
                                                             Borrower, however the Consent Agreement provides that
                                                             neither the bankruptcy nor the insolvency of Tenant
                                                             shall operate nor permit Landlord to terminate the
                                                             Ground Lease as long as all rent and other charges
                                                             payable to Landlord continue to be paid.
------------------------------------------------------------ ---------------------------------------------------------

                                                     REPRESENTATION 26

                                                   Licenses and Permits.

------------------------------------------------------------ ---------------------------------------------------------

The Forbes Building (57526)                                  The related borrower is obligated to amend its
                                                             certificate of occupancy to reflect the current use of
                                                             the improvements.  No evidence was provided for review
                                                             that such obligation has been fulfilled.
------------------------------------------------------------ ---------------------------------------------------------

West Hartford Portfolio (57748)                              Certificates of occupancy were not provided for review
                                                             for each of the tenant spaces.

                                                             Restaurant permits and permits necessary for the
                                                             operation of the Mortgaged Property were not provided,
                                                             however the related borrower is obligated to deliver
                                                             such permits to lender as a post-closing condition.
------------------------------------------------------------ ---------------------------------------------------------

                                                 REPRESENTATION 48

                                             UCC Financing Statements.
                                             -------------------------

------------------------------------------------------------ ---------------------------------------------------------
MHC Portfolio - Lake Fairways Country Club (57678)           With respect to the Mortgage Loan, the related security
                                                             agreement and/or UCC Financing Statement has been
MHC Portfolio - Sweetbriar (57659)                           recorded in the name of MERS or its designee, no
                                                             assignment of security agreement and/or UCC Financing
MHC Portfolio - The Meadows at Countrywood (57663)           Statement in favor of the Trustee will be required to
                                                             be prepared or delivered and instead, the Seller shall
MHC Portfolio - Waterford Estates (57660)                    take all actions as are necessary to cause the Trust to
                                                             be shown as the owner of the related Mortgage Loan on
MHC Portfolio - The Lakes at Countrywood (57662)             the records of MERS for purposes of the system of
                                                             recording transfers of beneficial ownership of
                                                             mortgages maintained by MERS.
------------------------------------------------------------ ---------------------------------------------------------

                                  SCHEDULE IIA

                    REP EXCEPTIONS FOR BRIDGER MORTGAGE LOANS

Exception 14 - Insurance:

      With respect to the Walgreens-Loveland Mortgage Loan, the tenant (Walgreen Co.) self-insures the related Mortgaged Property except that there is no express coverage for business rent loss because Walgreens is required to continue paying rent in the event of a casualty. In addition, Walgreens' lease with the related Borrower requires it to maintain (i) special form coverage insurance covering not less than 100% of replacement costs of the buildings and other improvements on the Mortgaged Property, less foundations, and (ii) commercial liability coverage for death or bodily injury in a amount not less than $2,000,000.00 per occurrence, but liability for property damage must be covered only in an amount not less than $200,000.00 per occurrence.

      With respect to each of the Bridger Mortgage Loans (other than the Walgreens-Loveland Mortgage Loan), the holder of the related Mortgage is entitled to receive 30 days' prior notice of a termination or cancellation of each insurance policy but only 10 days' prior notice if the termination or cancellation is due to non-payment. With respect to the Walgreens-Loveland Mortgage Loan, the tenant (Walgreen Co.) self-insures the related Mortgaged Property.

Exception 16 - Borrower Bankruptcy:

      With respect to the Marina Bay Apartments Mortgage Loan, the related Borrower filed a voluntary Chapter 11 bankruptcy proceeding on or about December 11, 2001. The Seller is advised that the Borrower commenced the bankruptcy proceeding as a result of certain defaults under one or more mortgage loans that were secured by multiple properties, including (by cross-collateralization) the related Mortgaged Property. The Borrower has explained that it believes the defaults were in part occasioned by the Borrower losing control of the various properties as a result of a dispute with the Borrower's former partner. The bankruptcy court confirmed the Borrower's plan of reorganization on or about June 4, 2003. The terms of the plan of reorganization included the approval of the funding of the related Mortgage Loan, the proceeds of which the Borrower used to satisfy any claims that may have been secured by a mortgage on the related Mortgaged Property. The Borrower's Chapter 11 proceeding remains open but the Borrower has informed the Seller that the Borrower's counsel very soon will be filing a motion to dismiss the proceeding and to close the case.

Exception 41 - Servicing Rights:

      Servicing rights have been granted as follows:

       Loan                                          Servicer
       -------------------------------------    -------------------

       Somerville NJ Office Portfolio           Collateral Mortgage
       (Franklin Bldg.)
       Somerville  NJ Office  Portfolio         Collateral Mortgage
       (Hamon Bldg.)
       Holiday Ranch MHC-Happy Landings MHC     Collateral Mortgage
       Golf View Estates Apartments             Collateral Mortgage
       Warren Hills Office Building             Collateral Mortgage
       Hampton Inn - Southwind II                Financial Federal
       Martin Self Storage - Fayetteville        Laureate Capital
       Manor Homes of Fox Crest                       Midland
       Marina Bay Apartments                          Midland
       Orchard on the Green Apartments                Midland
       Walgreens - Loveland                           Midland
       Compton Self Storage                           Midland
       Allsafe Freeway Storage                        Midland
       Leave-it/Lock-it Self Storage                  Midland

      The following Mortgage Loans are the Bridger Mortgage Loans:

            Manor Homes of Fox Crest
            Marina Bay Apartments
            Somerville NJ Office Portfolio (Franklin Bldg.)
            Somerville NJ Office Portfolio (Hamon Bldg.)
            Holiday Ranch MHC-Happy Landings MHC
            Hampton Inn - Southwind II
            Golf View Estates Apartments
            Orchard on the Green Apartments
            Walgreens--Loveland
            Compton Self Storage
            Warren Hills Office Building
            Allsafe Freeway Storage
            Leave it/Lock it Self Storage
            Martin Self Storage--Fayetteville